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Scudder PreservationPlus Fund

Semiannual Report

March 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

Scudder PreservationPlus Fund

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

PreservationPlus Portfolio

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder PreservationPlus Fund	Nasdaq Symbol	CUSIP Number
Institutional Class	BTPIX	81111Y 408
Investment Class	BTPSX	81111Y 507

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary March 31, 2003

Average Annual Total Returns*
Scudder PreservationPlus Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class**
Institutional Class	2.88%	5.69%	5.71%	5.73%	5.74%
Lehman 1-3 Year US Government/Credit Index+	2.11%	7.15%	7.57%	6.52%	6.49%
iMoneyNet First-Tier Retail Money Funds Average++	.38%	.95%	3.04%	3.70%	3.87%
Wrapped Lehman Intermediate Aggregate Bond Index+++	2.90%	5.95%	6.18%	6.14%	6.15%

Scudder PreservationPlus Fund	6-Month	1-Year	3-Year	Life of Class***
Investment Class	2.77%	5.44%	5.48%	5.42%
Lehman 1-3 Year US Government/Credit Index+	2.11%	7.15%	7.57%	6.29%
iMoneyNet First-Tier Retail Money Funds Average++	.38%	.95%	3.04%	3.67%
Wrapped Lehman Intermediate Aggregate Bond Index+++	2.90%	5.95%	6.18%	5.71%

Sources: Lipper Inc., Deutsche Asset Management, Inc. Aegon N.V. and iMoneyNet

++ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Institutional Class	Investment Class
Net Asset Value: 3/31/03	$ 10.00	$ 10.00
9/30/02	$ 10.00	$ 10.00
Distribution Information: Six Months: Income Dividends	$ .29	$ .27
Capital Gains Distributions++++	$ .34	$ .34
March Income Dividend	$ .045	$ .043

++++ The Fund declared a capital gain distribution of $.34 per share and a corresponding reverse stock split of .966 per share.
Institutional Class Lipper Rankings* - Intermediate Investment Grade Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	367	of	385	96
3-Year	264	of	273	97
5-Year	168	of	207	81

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*

[] Scudder PreservationPlus Fund - Institutional Class

[] Lehman 1-3 Year US Government/Credit Index+
[] iMoneyNet First-Tier Retail Money Funds Average++
[] Wrapped Lehman Intermediate Aggregate Bond Index+++

Yearly periods ended March 31

Comparative Results*
Scudder PreservationPlus Fund		1-Year	3-Year	5-Year	Life of Class***	Life of Class**
Institutional Class	Growth of $10,000	$10,569	$11,814	$13,215	-	$13,440
	Average annual total return	5.69%	5.71%	5.73%	-	5.74%
Investment Class	Growth of $10,000	$10,544	$11,735	-	$12,693	-
	Average annual total return	5.44%	5.48%	-	5.42%	-
Lehman 1-3 Year US Government/ Credit Index+	Growth of $10,000	$10,715	$12,449	$13,711	$13,110	$13,908
	Average annual total return	7.15%	7.57%	6.52%	6.29%	6.49%
iMoneyNet First- Tier Retail Money Funds Average++	Growth of $10,000	$10,095	$10,912	$11,851	$11,735	$12,175
	Average annual total return	.95%	3.04%	3.70%	3.67%	3.87%
Wrapped Lehman Intermediate Aggregate Bond Index+++	Growth of $10,000	$10,595	$11,971	$13,476	$12,841	$13,676
	Average annual total return	5.95%	6.18%	6.14%	5.71%	6.15%

The growth of $10,000 is cumulative.

Notes to Performance Summary

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** Institutional Class shares commenced operations on December 12, 1997. Index returns begin December 31, 1997.
*** Investment Class shares commenced operations on September 23, 1998. Index returns begin September 30, 1998.
+ Lehman 1-3 Year US Government/Credit Index, our primary benchmark, is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years.
++ iMoneyNet-First Tier Retail Money Funds Average is compiled by iMoneyNet, Inc., an independent money market mutual fund rating service, and includes retail money market funds containing securities rated in the highest short-term rating category by two or more nationally recognized ratings organizations.
+++ Wrapped Lehman Intermediate Aggregate Bond Index is a custom benchmark representing investment in a portfolio consisting of the Lehman Intermediate Aggregate Bond Index, an unmanaged index representing domestic taxable investment grade bonds with index components for government, corporate, mortgage pass-through and asset-backed securities with average maturities and durations in the intermediate range, and a book value wrapper agreement with an assumed expense level of 0.15%. This benchmark more closely reflects the market sector in which the Fund invests.

Index returns assume reinvestment of dividends. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings differ by share class.

Performance excludes the impact of the 2% maximum redemption fee, which may apply or be waived in certain limited circumstances. Any redemption fees that have been retained by the Fund are reflected. Advance notice may be necessary to avoid a redemption fee (see the prospectus for details).

The Fund seeks to maintain a constant $10.00 per share net asset value. The Fund is not a money market fund, and there can be no assurance that the Fund will be able to maintain a stable value per share. The Fund holds fixed income securities, money market instruments, futures, options and other instruments and enters into Wrapper Agreements with insurance companies, banks and other financial institutions. These agreements are intended to stabilize the value per share. Please see the prospectus for more information on these agreements. Wrapper agreements are considered derivative instruments. Derivatives may be more volatile and less liquid than traditional securities and the Fund could suffer losses on its derivative positions.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

A loss of economic momentum began earlier this year in the run-up to the US-led war with Iraq, and recent economic data has been almost uniformly weak.

For years the economy has been struggling to "work off the excesses" of the late-1990s boom - excessive capital investment by firms, deficient savings by households, and inflated stock prices, for example. Now geopolitical uncertainties (such as terrorist strikes, prolonged or spreading war, and disruption of oil supplies), as well as higher oil prices, have been added to the mix. These factors have taken a heavy toll on economic activity. Labor markets have softened, so many people have been out of work. Consumers have feared having less money, and have been spending less. Businesses, afraid that consumers won't buy their goods, have been wary of investing in new equipment and building up inventories. As a result, economic growth has been slow.

When the geopolitical uncertainties diminish, a major weight will likely be lifted from the economy. But that doesn't mean it will bounce back right away. The economy will still have to work off some of the excesses of the late-1990s boom, as described above. And this may restrain a recovery.

Despite these problems, the economy still has two major sources of support. One of them is policy stimulus, such as interest rates and tax cuts. If the economy's weakness persists much longer - and especially if it lingers after the geopolitical uncertainties diminish - the Federal Reserve Board will most likely make additional interest rate cuts. Plus, federal spending hikes and tax cuts are putting more money into the pockets of consumers. This is encouraging consumer spending, which is encouraging business investment.

Another source of support for the economy is strong productivity. Productivity is a measure of business output per person-hour worked. Growth in productivity means businesses produce more goods with the same amount of labor. And that means they can possibly afford to pay workers more or hire more people. And higher wages and better employment opportunities typically encourage people to spend more.

Economic Guideposts Data as of 3/31/03
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management, Inc.

This, in turn, encourages businesses to invest in capital, because they know that if they produce more, they will be rewarded by consumers buying their goods.

We expect policy stimulus and strong productivity growth to persist. This - along with a decrease in geopolitical uncertainty and lower oil prices, should both occur - would enable the economy to claw its way back to average growth and above in late 2003 and 2004.

We believe equities will surely benefit if geopolitical uncertainty declines and economic activity accelerates, as we expect later this year. However, equities are still not cheap, even after the price declines of the past three years. As a result, we expect equity returns to beat Treasury returns by much less than in recent decades. (However, note that there is a greater level of risk associated with stocks. Unlike Treasuries, the investment return and principal value of stocks will fluctuate.)

Deutsche Asset Management, Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management, Inc. as of April 7, 2003, and may not actually come to pass.

Portfolio Management Review

The Scudder PreservationPlus Fund was the first SEC registered mutual fund specifically designed as an investment alternative to traditional GIC commingled funds and other stable value products. The fund is open to investors in participant-directed employee benefit plans that meet certain eligibility criteria, including corporate 401(k), public 457 and not-for-profit 403(b) plans. In the following interview, NY-based Portfolio Managers John Axtell, Eric Kirsch and Sean McCaffrey discuss the fund's strategy and the market environment during the six-month period ended March 31, 2003.

Q: How did the Scudder PreservationPlus Fund perform during the first half of its fiscal year?

A: Scudder PreservationPlus Fund Institutional Class shares produced a return of 2.88% for the six months ended March 31, 2003, while achieving its primary goal of maintaining a stable share price. The Lehman 1-3 Year U.S. Government/Credit Index produced a return of 2.11% for the same semiannual period.

Morningstar® has rated Scudder PreservationPlus Fund Institutional Class the highest Overall Morningstar Rating™ (five stars) out of 80 ultrashort bond funds, as of March 31, 2003, based on its risk-adjusted performance.1

1 Source: Morningstar, Inc. This fund was rated 4 stars for the 3-year and 5 stars for the 5-year periods ending 3/31/03. For these time periods, there were 80 and 48 US-domiciled funds, respectively, in the Ultrashort Bond category. There were 80 funds in this category for the Overall Rating period. Ratings are for Class INST shares; other share classes may vary.
© 2003 Morningstar, Inc. All rights reserved. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from use of this rating. For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating based on a Morningstar risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in a category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating™ for a fund is derived from a weighted average of the performance figures associated with its applicable 3-, 5- and 10-year Morningstar Rating metrics.

The fund was diversified across the major sectors of the investment grade fixed income market. As of March 31, 2003, the portfolio was allocated 26.4% to corporate bonds, 36.4% to mortgage-backed securities, 24.0% to asset-backed securities, 10.3% to US Treasuries/agencies and 2.9% to cash equivalents and other investments, including Wrapper Agreements. This allocation of fixed income securities was intentionally weighted towards the corporate, asset-backed and mortgage sectors, as these sectors have historically offered higher yields than US government securities. The Wrapper Agreements are intended to stabilize the fund's net asset value (NAV) per share.

Q: Could you provide us with more details about the Wrapper Agreements and their impact on the Scudder PreservationPlus Fund?

A: The Scudder PreservationPlus Fund was the first SEC registered mutual fund to make use of Wrapper Agreements to seek to maintain principal stability. As of the end of the period, we were using three Wrapper Agreements, each of which covers approximately one-third of the fixed income securities in the portfolio covered by such agreements. This was a successful strategy for the fund. Generally speaking, Wrapper Agreements are issued by insurance companies, banks and other financial institutions. The Wrapper Agreements held by the portfolio as of March 31, 2003 are issued by Bank of America NA, National Westminster Bank PLC and Transamerica Life Insurance & Annuity Co. We terminated the Wrapper Agreement issued by Credit Suisse Financial Products during October 2002.

The fund has maintained a high quality portfolio overall. Measuring using Standard & Poor's ratings, the average credit quality of investments in the fund was AAA at the end of the semiannual period, and the average credit quality of the issuers of the Wrapper Agreements was AA on March 31, 2003.2 The fund's average duration at the end of the first half of the fiscal year stood at 2.41 years.

2 Ratings are subject to change and do not remove market risk.

Q: Did the fixed income market environment support the positive performance of the fund during the semiannual period?

A: Overall, the US fixed income markets performed strongly during the semiannual period. For the six months ended March 31, 2003, the Lehman Aggregate Bond Index3 produced a total return of 2.99%. Commercial mortgage-backed securities returned 3.03% on a total return basis. US credits, formerly known as the corporate sector, account for approximately 26% of the Lehman Aggregate Bond Index. US credits had a total return of 5.55%, as corporate bonds generally performed well, reversing their trend from early 2002.

3 The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

Federal Reserve Board action continued to be a major influence on the US fixed income markets. After a year of holding interest rates steady, the Federal Reserve Board cut the targeted federal funds rate by 50 basis points to 1.25% on November 6, 2002 in an effort to jumpstart an economy that it thought may be decelerating. At the same time, it changed its economic assessment of risks in the economy to "balanced." Since then, the Federal Reserve Board has kept interest rates unchanged. However, at its most recent meeting in March, the Federal Reserve Board chose not to give an assessment of the risks in the economy due to "geopolitical uncertainties." The Federal Reserve Board further stated that once there was some resolution to those uncertainties, the economic climate should improve over time.

For the six months as a whole, the US Treasury yield curve steepened, with short-term rates following the federal funds rate lower while the longer-term end was modestly higher in yield. Three-month Treasury bill yields fell 0.44% to 1.11%, and two-year Treasury note yields decreased 0.20% to 1.48%. Five-year Treasury yields rose 0.15% to 2.71%, ten-year Treasury yields rose 0.21% to 3.80% and the thirty-year Treasury yield increased 0.15% to 4.82%. Even with the slight back-up in yields at the longer end of the yield curve, the Lehman US Treasury Index still produced a positive total return of 1.45% for the semiannual period. Continued US economic sluggishness, the fight on terrorism at home and abroad, equity market weakness and volatility, and the impending and then actual engagement of Iraq's military by coalition forces continued to support the ongoing flight to quality into the US Treasury market.

Q: The Scudder PreservationPlus Fund is weighted towards the corporate, asset-backed and mortgage sectors. How did these sectors perform during the semiannual period?

A: In contrast to the last fiscal year, these three sectors outperformed US Treasuries on a nominal basis for the semiannual period. Still, the mortgage-backed sector was impacted by higher prepayments, as low interest rates kept refinancing high. The asset-backed sector generally performed well, with the exception of the manufactured housing sub-sector. As last fiscal year's headlines about corporate earnings quality, accounting integrity concerns, ratings downgrades and high profile corporate bankruptcies moved off the front page and the market shifted its focus to geopolitical concerns, the US credit sector was the stellar performer over the six months ended March 31, 2003. US credit yield spreads over US Treasuries tightened from historically wide levels. For the semiannual period, these sectors of the Lehman Aggregate Bond Index produced total returns as follows: mortgage-backed securities, 2.30%; asset-backed securities, 2.16%; and US credits, 5.55%. As you can see then, the economic, political and equity market environment all led to fixed income being the asset class of choice throughout most of the semiannual period.

We maintain our long-term perspective for the fund, monitoring economic conditions and how they affect the financial markets, as we seek to provide a high level of current income while seeking to maintain a stable value per share. Our strategy is to continue to focus on selecting the highest quality spread sector assets - corporate, mortgage- and asset-backed securities - at the maximum yield possible.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2003

Asset Allocation	3/31/03	9/30/02

US Government Agency Pass-Thrus	27%	21%
Asset-Backed	24%	16%
Corporate Bonds	21%	15%
US Treasury Obligations	6%	9%
Foreign Bonds - US$ Denominated	5%	5%
Government National Mortgage Association	5%	6%
Collateralized Mortgage Obligations	5%	3%
US Agency Obligations	4%	2%
Cash Equivalents and Other Assets and Liabilities, Net[a]	3%	23%
	100%	100%

a Wrapper Agreements included.

Asset allocation is subject to change.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2003 (Unaudited)
Assets
Investment in the PreservationPlus Portfolio, at value	$ 158,018,593
Receivable for Fund shares sold	93,814
Prepaid expenses and other	7,148
Total assets	158,119,555
Liabilities
Payable for Fund shares redeemed	6,705
Other accrued expenses and payables	231,266
Total liabilities	237,971
Net assets, at value	$ 157,881,584
Net Assets
Net assets consist of: Undistributed net investment income	385
Net unrealized appreciation (depreciation) on: Investments	7,864,215
Wrapper agreements	(14,970,531)
Accumulated net realized gain (loss)	310,842
Paid-in capital	164,676,673
Net assets, at value	$ 157,881,584
Net Asset Value
Institutional Class Net Asset Value, offering and redemption price per share ($78,597,723 / 7,861,966 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 10.00
Investment Class Net Asset Value, offering and redemption price per share ($79,283,861 / 7,928,942 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 10.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2003 (Unaudited)
Investment Income
Net investment income allocated from the PreservationPlus Portfolio: Interest	$ 3,440,545
Credit rate income	653,860
Dividends from affiliated investment company	99,089
Expenses[a]	(242,190)
Net investment income from the PreservationPlus Portfolio	3,951,304
Expenses: Administrator service fee	116,305
Shareholder servicing fee	79,574
Legal	6,753
Trustees' fees and expenses	1,274
Reports to shareholders	33,927
Registration fees	16,085
Other	2,474
Total expenses, before expense reductions	256,392
Expense reductions	(143,697)
Total expenses, after expense reductions	112,695
Net investment income	3,838,609
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	472,486
Net unrealized appreciation (depreciation) during the period on: Investments	(584,481)
Wrapper agreements	111,995
Net gain (loss) on investments	-
Net increase (decrease) in net assets resulting from operations	$ 3,838,609

a For the six months ended March 31, 2003, the PreservationPlus Portfolio waived fees of which $155,718 was allocated to the Fund on a prorated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2003 (Unaudited)	Year Ended September 30, 2002
Operations: Net investment income	$ 3,838,609	$ 13,029,973
Net realized gain (loss) on investment transactions	472,486	6,153,335
Net unrealized appreciation (depreciation) on investments during the period	(584,481)	(338,244)
Net unrealized appreciation (depreciation) on wrapper agreements during the period	111,995	(5,815,091)
Net increase (decrease) in net assets resulting from operations	3,838,609	13,029,973
Distributions to shareholders: Net investment income:
Institutional Class	(2,102,453)	(9,520,920)
Institutional Service Class[a]	-	(1,094,496)
Investment Class	(1,735,771)	(2,414,557)
Net realized gains: Institutional Class	(2,427,878)	(1,706,553)
Institutional Service Class[a]	-	(367,347)
Investment Class	(2,101,230)	(540,473)
Fund share transactions: Proceeds from shares sold	38,347,655	93,348,246
Reinvestment of distributions	8,333,404	15,402,800
Cost of shares redeemed	(121,638,544)	(155,108,753)
Net increase (decrease) in net assets from Fund share transactions	(74,957,485)	(46,357,707)
Increase (decrease) in net assets	(79,486,208)	(48,972,080)
Net assets at beginning of period	237,367,792	286,339,872
Net assets at end of period (including undistributed net investment income of $385 at March 31, 2003)	$ 157,881,584	$ 237,367,792

a Effective April 30, 2002, Institutional Service Class closed.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Institutional Class
Years Ended September 30,	2003[a]	2002	2001	2000	1999	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Income from investment operations: Net investment income	.29	.54	.56	.58	.55	.46
Distributions to shareholders: Net investment income	(.29)	(.54)	(.56)	(.58)	(.55)	(.46)
Net realized gain (loss) on investment transactions	(.34)	(.10)	-	-	(.05)	-
Reverse stock split[c]	.34	.10	-	-	.05	-
Total distributions	(.29)	(.54)	(.56)	(.58)	(.55)	(.46)
Net asset value, end of period	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Total Return (%)[d]	2.88**	5.45	5.77	5.91	5.66	4.74**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	79	184	199	199	187	162
Ratio of expenses before expense reductions, including expenses of the PreservationPlus Portfolio (%)	.76*	.69	.65	.60	.66	.90*
Ratio of expenses after expense reductions, including expenses of the PreservationPlus Portfolio (%)	.40*	.40	.40	.40	.40	.40*
Ratio of net investment income (%)	5.68*	5.81	5.61	5.76	5.53	5.79*
[a] For the six months ended March 31, 2003 (Unaudited).
[b] For the period December 12, 1997 (commencement of sales of Institutional Class shares) to September 30, 1998.
[c] See Note F in Notes to Financial Statements.
[d] Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Investment Class[a]
Years Ended September 30,	2003[b]	2002	2001	2000	1999	1998[c]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Income from investment operations: Net investment income	.27	.51	.54	.55	.51	.01
Distributions to shareholders: Net investment income	(.27)	(.51)	(.54)	(.55)	(.51)	(.01)
Net realized gain on investment transactions	(.34)	(.10)	-	-	(.05)	-
Reverse stock split[d]	.34	.10	-	-	.05	-
Total distributions	(.27)	(.51)	(.54)	(.55)	(.51)	(.01)
Net asset value, end of period	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Total Return (%)[e]	2.77**	5.18	5.50	5.64	5.25	.12**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	79	54	51	36	17.404
Ratio of expenses before expense reductions, including expenses of the PreservationPlus Portfolio (%)	1.17*	1.16	1.07	1.05	1.18	1.23*
Ratio of expenses after expense reductions, including expenses of the PreservationPlus Portfolio (%)	.65*	.65	.65	.65	.80	.80*
Ratio of net investment income (%)	5.43*	5.56	5.34	5.49	5.20	5.42*
[a] On January 31, 2000, PreservationPlus Fund Service Class was renamed Preservation Plus Fund Investment Class.
[b] For the six months ended March 31, 2003 (Unaudited).
[c] For the period September 23, 1998 (commencement of sales of Investment Class shares) to September 30, 1998.
[d] See Note F in Notes to Financial Statements
[e] Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

PreservationPlus Fund ("Scudder PreservationPlus Fund" or the "Fund") is a diversified series of the BT Pyramid Mutual Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the PreservationPlus Portfolio (the "Portfolio"), a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM, Inc."). On March 31, 2003, the Fund owned approximately 100% of the PreservationPlus Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund offers multiple classes of shares: Institutional and Investment Class. Institutional Class shares are offered to a limited group of investors and have lower ongoing expenses than the Investment Class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment, including wrapper agreements, in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's financial statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. All of the net investment income is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio's financial statements for a breakdown of the appreciation/depreciation from investments.

At September 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 3,345,357
Undistributed net long-term capital gains	$ 2,186,514
Capital loss carryforwards	$ -
Unrealized appreciation (depreciation)	$ (6,792,173)

In addition, during the year ended September 30, 2002, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 15,121,471
Distributions from long-term capital gains	$ 522,875

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Other. The Fund receives a daily allocation of the Portfolio's net investment income and net realized and unrealized gains and losses, including wrapper agreements, in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Related Parties

Scudder Investments is part of Deutsche Asset Management, Inc. which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for the Fund, both wholly owned subsidiaries of Deutsche Bank AG.

For the six months ended March 31, 2003, the Advisor and Administrator contractually agreed to waive their fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows: Institutional Class shares 0.40% and Investment Class shares 0.65%. Under these agreements, the Advisor reimbursed additional expenses of $27,392.

Administrator. ICCC serves as Administrator and receives a fee (the "Administrator Service Fee") of 0.10% of the Institutional Class average daily net assets and 0.25% of the Investment Class average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2003, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived
Institutional Class	$ 36,731	$ 36,731
Investment Class	79,574	79,574
	$ 116,305	$ 116,305

Shareholder Service Agreement. ICCC, provides information and administrative services to the Fund and receives a fee ("Shareholder Servicing Fee") at an annual rate of up to 0.25% of average daily net assets for the Investment Class. ICCC in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2003 the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Total Unpaid	Effective Rate
Investment Class	79,574	16,144	0.25%
	$ 79,574	$ 16,144

Effective December 16, 2002, Scudder Investments Service Company ("SISC"), an affiliate of the Advisor and Administrator, is the Fund's transfer agent. SISC provides the same services that ICCC provided to the Fund and is entitled to receive the same rate of compensation borne by the Administrator, not by the Fund. Prior to December 16, 2002, ICCC served as the Fund's transfer agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund.

Scudder Distributors, Inc., an affiliate of the Advisor and Administrator, also serves as the distributor for the Fund. Prior to August 19, 2002, ICC Distributors, Inc. was the distributor and shareholder servicing agent.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

C. Other

Under normal circumstances, redemptions of shares that are qualified are not subject to a redemption fee. Redemptions of shares that are not qualified and that are made when the redemptions of shares are not directed by plan participants and that are made on less than 12 months prior notice are subject to a redemption fee of 2% of the amount redeemed payable to the Fund. If the aggregate fair value of the wrapper agreements is less than zero at the time of redemption, the Fund will waive the 2% redemption fee.

D. Ownership of the Fund

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

As of March 31, 2003, there were three shareholders who individually held greater than 10% of the outstanding shares of the PreservationPlus Fund. These shareholders held 28%, 27% and 12% of the total shares outstanding of the Fund.

E. Share Transactions

The following table summarizes the share and dollar activity of the Fund:

	Six Months Ended March 31, 2003		Year Ended September 30, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Institutional Class	993,662	$ 9,941,452	4,621,749	$ 46,217,489
Institutional Service Class*	-	-	400,302	4,003,021
Investment Class	2,840,620	28,406,203	4,312,774	43,127,736
		$ 38,347,655		$ 93,348,246
Shares issued to shareholders in reinvestment of distributions
Institutional Class	451,209	$ 4,512,092	1,119,114	$ 11,191,047
Institutional Service Class*	-	-	130,451	1,304,508
Investment Class	382,132	3,821,312	290,724	2,907,245
		$ 8,333,404		$ 15,402,800
Reverse stock split
Institutional Class	(241,840)	$ -	(170,665)	$ -
Institutional Service Class*	-	-	(36,735)	-
Investment Class	(210,123)	-	(54,047)	-
		$ -		$ -
Shares redeemed
Institutional Class	(11,696,873)	$ (116,968,684)	(7,102,706)	$ (71,027,060)
Institutional Service Class*	-	-	(4,140,634)	(41,428,988)
Investment Class	(467,010)	(4,669,860)	(4,265,181)	(42,652,705)
		$ (121,638,544)		$ (155,108,753)
Net increase (decrease)
Institutional Class	(10,493,842)	$ (102,515,140)	(1,532,508)	$ (13,618,524)
Institutional* Service Class	-	-	(3,646,616)	(36,121,459)
Investment Class	2,545,619	27,557,655	284,270	3,382,276
		$ (74,957,485)		$ (46,357,707)

* Effective April 30, 2002, Institutional Service Class closed.

F. Additional Distributions

In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the Fund is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in the net asset value per share of each Class. Given the objective of the Fund to maintain a stable net asset value of $10 per share, the Fund intends to declare a reverse stock split immediately subsequent to any such distributions at a rate that will cause the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution, to remain the same as before the distribution was paid and in effect reinstate a net asset value of $10 per share.

On December 19, 2002, the Fund declared a capital gain distribution of $0.34 per share and a corresponding reverse stock split of .966 per share. There was no effect on the value of the total holdings of each shareholder (assuming reinvestment of such distributions) as a result of this activity.

G. Other Information

On October 1, 2002, one shareholder who held 49% of total shares outstanding of the Fund redeemed out of the Fund.

(The following financial statements of the PreservationPlus Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of March 31, 2003 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bonds 21.0%
Consumer Discretionary 1.7%
DaimlerChrysler NA Holding Corp.:
6.9%, 9/1/2004	175,000	185,451
7.2%, 9/1/2009	425,000	475,979
8.0%, 6/15/2010	350,000	403,373
FPL Group Capital, Inc., 6.125%, 5/15/2007	75,000	81,462
Gannett Co., Inc., 6.375%, 4/1/2012	50,000	57,190
Target Corp., 5.95%, 5/15/2006	100,000	109,135
Wal-Mart Stores, Inc., 6.875%, 8/10/2009	300,000	354,590
Walt Disney Co., 6.75%, 3/30/2006	1,000,000	1,102,040
		2,769,220
Consumer Staples 1.8%
Anheuser-Busch Companies, Inc., 9.0%, 12/1/2009	1,000,000	1,298,480
Coca-Cola Co., 5.75%, 3/15/2011	50,000	55,267
Kraft Foods, Inc., 5.625%, 11/1/2011	250,000	250,915
McDonald's Corp., 6.5%, 8/1/2007	1,000,000	1,124,867
Whitman Corp., 6.0%, 5/1/2004	160,000	167,672
		2,897,201
Energy 0.7%
Atlantic Richfield Co., 5.006%, 4/15/2003	375,000	375,533
ChevronTexaco Capital Co., 6.625%, 10/1/2004	250,000	267,126
Conoco, Inc., 6.35%, 4/15/2009	360,000	410,866
		1,053,525
Financials 10.0%
ABN Amro Bank NV, 7.125%, 6/18/2007	200,000	230,072
Allstate Corp., 7.2%, 12/1/2009	250,000	291,876
American General Finance, 7.45%, 1/15/2005	1,000,000	1,091,106
Bank of America Corp.:
5.875%, 2/15/2009	400,000	447,785
7.125%, 5/12/2005	400,000	442,953
Bank of New York Co., Inc., 7.3%, 12/1/2009	200,000	237,960
Chubb Corp., 6.0%, 11/15/2011	100,000	105,881
CIT Group, Inc., 7.75%, 4/2/2012	150,000	167,824
Citigroup, Inc.:
6.5%, 1/18/2011	250,000	285,489
6.75%, 12/1/2005	350,000	389,392
7.25%, 10/1/2010	400,000	473,909
Credit Suisse First Boston USA, Inc., 6.125%, 11/15/2011	50,000	52,406
First Union National Bank, 7.125%, 10/15/2006	300,000	339,984
FleetBoston Financial Corp., 7.375%, 12/1/2009	200,000	234,823
Ford Motor Credit Co.:
7.375%, 10/28/2009	700,000	661,814
7.6%, 8/1/2005	400,000	407,750
General Electric Capital Corp.:
5.0%, 2/15/2007	500,000	535,315
5.375%, 3/15/2007	100,000	108,517
6.875%, 11/15/2010	200,000	231,060
8.625%, 6/15/2008	500,000	616,149
General Motors Acceptance Corp.:
6.75%, 1/15/2006	300,000	312,308
6.875%, 9/15/2011	400,000	395,254
7.0%, 2/1/2012	250,000	249,284
Goldman Sachs Group, Inc.:
6.65%, 5/15/2009	175,000	198,046
6.875%, 1/15/2011	325,000	370,553
7.35%, 10/1/2009	200,000	233,919
Hartford Financial Services Group, 7.9%, 6/15/2010	100,000	117,123
Heller Financial, Inc., 6.0%, 3/19/2004	150,000	156,604
Household Finance Corp.:
6.5%, 1/24/2006	225,000	245,031
6.75%, 5/15/2011	200,000	222,170
8.0%, 7/15/2010	300,000	354,796
HSBC USA, Inc., 6.625%, 3/1/2009	125,000	141,366
John Deere Capital Corp., 6.0%, 2/15/2009	250,000	274,487
John Hancock Financial Services, Inc., 5.625%, 12/1/2008	50,000	53,729
JP Morgan Chase & Co., 6.75%, 2/1/2011	225,000	249,197
Key Bank NA, 7.25%, 6/1/2005	200,000	220,656
KFW International Finance, Inc., 8.2%, 6/1/2006	120,000	140,872
Lehman Brothers Holdings, Inc.:
6.25%, 5/15/2006	200,000	221,260
7.0%, 5/15/2003	195,000	196,288
7.25%, 4/15/2003	400,000	400,787
7.75%, 1/15/2005	150,000	164,615
7.875%, 11/1/2009	150,000	178,316
MetLife, Inc., 6.125%, 12/1/2011	100,000	109,192
Morgan Stanley Dean Witter, 8.33%, 1/15/2007	750,000	877,223
National City Bank, 2.5%, 4/17/2006	500,000	500,133
Toyota Motor Credit Corp.:
5.5%, 12/15/2008	500,000	555,260
5.625%, 11/13/2003	100,000	102,688
US Bank National Association:
6.3%, 2/4/2014	200,000	227,579
6.375%, 8/1/2011	200,000	225,986
Verizon Global Funding Corp., 7.25%, 12/1/2010	100,000	116,217
Wells Fargo & Co.:
5.125%, 2/15/2007	200,000	215,870
6.45%, 2/1/2011	100,000	114,435
7.25%, 8/24/2005	150,000	168,647
WestDeutsche Landesbank, 6.05%, 1/15/2009	125,000	139,768
		15,801,724
Health Care 0.4%
Aetna, Inc., 7.125%, 8/15/2006	50,000	55,860
Eli Lilly & Co., 2.9%, 3/15/2008	450,000	448,875
Wyeth, 6.25%, 3/15/2006	200,000	219,614
		724,349
Industrials 1.6%
Caterpillar, Inc., 7.25%, 9/15/2009	100,000	118,612
Rockwell Automation, Inc., 6.15%, 1/15/2008	2,000,000	2,211,956
United Technologies Corp., 7.0%, 9/15/2006	200,000	227,219
		2,557,787
Information Technology 0.3%
IBM Corp., 5.375%, 2/1/2009	300,000	328,429
Scana Corp., 6.25%, 2/1/2012	100,000	110,566
		438,995
Materials 0.9%
Alcoa, Inc.:
5.875%, 6/1/2006	155,000	169,843
6.0%, 1/15/2012	50,000	54,367
7.375%, 8/1/2010	300,000	353,197
E.I. du Pont de Nemours, 6.875%, 10/15/2009	300,000	354,267
Rohm & Haas Co., 6.95%, 7/15/2004	150,000	159,296
Weyerhaeuser, Co., 7.25%, 7/1/2013	250,000	285,575
		1,376,545
Telecommunication Services 1.9%
Cingular Wireless, 6.5%, 12/15/2011	150,000	162,185
GTE North, Inc., 5.65%, 11/15/2008	1,000,000	1,083,005
GTE Southwest, Inc., 6.23%, 1/1/2007	1,000,000	1,104,913
SBC Communications, Inc., 6.25%, 3/15/2011	50,000	55,641
Verizon New York, Inc., 6.875%, 4/1/2012	60,000	68,663
Verizon Wireless, Inc., 5.375%, 12/15/2006	100,000	106,897
Vodafone Group PLC:
7.5%, 7/15/2006	200,000	228,643
7.625%, 2/15/2005	150.000	165,183
		2,975,130
Utilities 1.7%
Consolidated Natural Gas Corp., 6.625%, 12/1/2008	1,500,000	1,720,604
National Rural Utilities, 6.0%, 5/15/2006	100,000	109,526
Wisconsin Energy Corp., 6.5%, 4/1/2011	150,000	166,524
Wisconsin Power & Light Co., 7.0%, 6/15/2007	570,000	627,594
		2,624,248
Total Corporate Bonds (Cost $30,425,878)		33,218,724

Foreign Bonds - US$ Denominated 5.4%
Abbey National PLC, 6.69%, 10/17/2005	200,000	220,253
Barclays Bank PLC, 7.4%, 12/15/2009	140,000	167,922
British Telecommunications PLC, 7.625%, 12/15/2005	300,000	340,004
Canadian Government, 5.25%, 11/5/2008	1,000,000	1,115,445
Corp. Andina De Fomento, 7.75%, 3/1/2004	125,000	129,488
Deutsche Ausgleichsbank, 6.5%, 9/15/2004	275,000	294,888
Deutsche Telekom International Finance BV, 8.5%, 6/15/2010	200,000	234,692
France Telecom:
9.25%, 3/1/2011	100,000	120,203
7.2%, 3/1/2006	100,000	113,552
HSBC Holding PLC, 7.5%, 7/15/2009	340,000	405,710
Inter-American Development Bank:
5.375%, 11/18/2008	750,000	830,695
6.125%, 3/8/2006	1,000,000	1,109,292
6.5%, 10/20/2004	150,000	161,505
National Westminster Bank, 7.375%, 10/1/2009	200,000	240,842
Nippon Telegraph & Telephone Corp., 6.0%, 3/25/2008	150,000	167,786
Province of Ontario, 6.0%, 2/21/2006	1,150,000	1,271,693
Province of Quebec:
5.75%, 2/15/2009	150,000	167,201
7.0%, 1/30/2007	500,000	576,214
Repsol International Finance, 7.45%, 7/15/2005	325,000	352,777
Republic of Chile, 6.875%, 4/28/2009	75,000	83,835
Republic of Portugal, 5.75%, 10/8/2003	150,000	153,473
Santander Financial Issuances, 7.0%, 4/1/2006	150,000	166,084
Telefonica Europe BV, 7.35%, 9/15/2005	35,000	38,906
Total Foreign Bonds - US$ Denominated (Cost $7,586,793)		8,462,460

Asset Backed 24.0%
American Express Credit Account Master Trust "A", Series 1999-2, 5.95%, 12/15/2006	550,000	577,754
California Infrastructure:
"A6", Series 1997-1, 6.38%, 9/25/2008	1,000,000	1,090,487
"A7", Series 1997-1, 6.42%, 9/25/2008	2,000,000	2,173,268
Capital Auto Receivables Asset Trust "CTFS", Series 2002-2, 4.18%, 10/15/2007	513,358	525,974
Chase Credit Card Master Trust "A", Series 1999-3, 6.66%, 1/15/2007	250,000	263,050
Chase Funding Mortgage Loan "IA6", Series 1999-4, 7.407%, 9/25/2011	283,721	311,421
Chemical Master Credit Card Trust "A", Series 1996-3, 7.09%, 2/15/2009	300,000	308,457
Citibank Credit Card Master Trust I:
"A", Series 1999-2, 5.875%, 3/10/2011	2,500,000	2,780,351
"A", Series 1999-5, 6.1%, 5/15/2008	650,000	718,711
ComEd Transitional Funding Trust "A5", Series 1998-1, 5.44%, 3/25/2007	400,000	418,619
Conseco Recreational Enthusiast Consumer Trust "A3", Series 2001-A, 4.6%, 6/15/2012	2,000,000	2,079,797
First USA Credit Card Master Trust "A", Series 1997-2, 1.95%, 1/17/2007	2,000,000	2,000,713
Fleet Credit Card Master Trust II "A", Series 1999-C, 6.9%, 4/16/2007	250,000	269,951
Ford Credit Auto Owner Trust:
"B", Series 2002-C, 4.22%, 12/15/2006	320,000	333,985
"B", Series 2001-D, 5.01%, 3/15/2006	740,000	770,134
Green Tree Financial Corp. "A6", Series 1997-5, 6.82%, 5/15/2029	3,360,868	3,394,723
Illinois Power Special Purpose Trust "A6", Series 1998-1, 5.54%, 6/25/2009	400,000	437,374
Irwin Home Equity "2A3", Series 2001-2, 4.85%, 12/25/2014	2,000,000	2,043,786
MBNA Credit Card Master Note Trust "B1", Series 2002-B1, 5.15%, 7/15/2009	1,190,000	1,272,841
MBNA Master Credit Card Trust:
"A", Series 1999-D, 1.47%, 11/17/2008	2,000,000	2,008,091
"A", Series 2000-E, 7.8%, 10/15/2012	500,000	602,171
MBNA Master Credit Card Trust USA:
"A", Series 1999-B, 5.9%, 8/15/2011	850,000	947,669
"A", Series 1999-M, 6.6%, 4/16/2007	450,000	485,718
MMCA Automobile Trust "B", Series 2001-2, 5.75%, 6/15/2007	141,064	143,850
Oakwood Mortgage Investors, Inc.:
"A2", Series 2002-A, 5.01%, 3/15/2020	1,990,000	2,040,642
"A2", Series 2001-E, 5.05%, 11/15/2019	1,210,000	1,241,289
Peco Energy Transition Trust "A7", Series 1999-A, 6.13%, 3/1/2009	1,200,000	1,349,740
Providian Master Trust "A", Series 2000-1, 7.49%, 8/17/2009	110,000	116,264
PSE&G Transition Funding LLC "A5", Series 2001-1, 6.45%, 3/15/2013	700,000	802,739
Residential Asset Securitization Trust "2A3", Series 2001-A1, 6.36%, 6/25/2027	2,320,000	2,357,554
Sears Credit Account Master Trust "A", Series 1999-1, 5.65%, 3/17/2009	500,000	520,750
Standard Credit Card Master Trust "A", Series 1993-2, 5.95%, 10/7/2004	700,000	714,041
Superior Wholesale Inventory Financing Trust "A1", Series 1999-A, 1.95%, 5/15/2006	2,000,000	2,005,840
West Penn Funding LLC "A4", Series 1999-A, 6.98%, 12/26/2008	750,000	864,288
Total Asset Backed (Cost $35,776,800)		37,972,042

US Treasury Obligations 6.4%
US Treasury Bond:
2.875%, 2/15/2008	500,000	505,860
5.0%, 2/15/2011	182,000	199,987
US Treasury Note:
1.625%, 3/31/2005	7,600,000	7,616,028
2.0%, 11/30/2004	600,000	606,023
4.375%, 5/15/2007	15,000	16,107
4.625%, 5/15/2006	705,000	759,747
6.625%, 5/15/2007	340,000	394,984
Total US Treasury Obligations (Cost $10,068,109)		10,098,736

US Government Agency Pass-Thrus 27.4%
Federal Home Loan Mortgage Corp.:
4.5%, 6/1/2018 (d)	310,000	311,841
5.0%, 4/1/2018 (d)	3,360,000	3,456,600
5.0%, 6/1/2033 (d)	120,000	119,025
5.5%, 11/1/2013	465,019	485,392
5.5%, 4/1/2018 (d)	1,480,000	1,534,112
5.5%, 4/1/2033 (d)	1,635,000	1,672,298
5.5%, 5/1/2033 (d)	370,000	376,822
6.0%, 12/1/2008	5,126	5,396
6.0%, 12/1/2013	376,382	394,262
6.0%, 4/1/2017	966,558	1,009,806
6.0%, 10/1/2017	28,217	29,479
6.0%, 12/1/2028	1,501,350	1,558,630
6.0%, 5/1/2029	1,038,882	1,078,518
6.0%, 4/1/2033 (d)	1,665,000	1,724,316
6.5%, 12/1/2028	1,074,690	1,121,899
6.5%, 5/1/2033	2,830,000	2,946,738
7.0%, 9/1/2025	3,992	4,227
7.0%, 6/1/2029	601,968	634,453
7.0%, 6/1/2032	393,940	414,935
7.0%, 8/1/2032	999,900	1,053,643
7.5%, 4/1/2027	29,838	31,917
7.5%, 6/1/2027	62,808	67,183
7.5%, 10/1/2027	24,606	26,320
Federal National Mortgage Association:
5.5%, 4/1/2018 (d)	2,210,000	2,292,185
5.5%, 4/1/2033 (d)	1,850,000	1,888,735
6.0%, 4/1/2017	2,000,000	2,091,250
6.0%, 12/1/2028	502,409	522,057
6.0%, 7/1/2029	2,122,105	2,204,275
6.0%, 4/1/2033 (d)	2,360,000	2,446,286
6.5%, 5/1/2005	68,623	70,922
6.5%, 6/1/2005	36,572	37,797
6.5%, 1/1/2014	63,628	67,427
6.5%, 4/1/2017	400,000	423,250
6.5%, 10/1/2027	290,173	303,339
6.5%, 12/1/2028	299,340	313,171
6.5%, 2/1/2029	1,056,810	1,103,691
6.5%, 2/1/2029	1,670,222	1,744,315
6.5%, 2/1/2029	1,800,697	1,880,990
6.5%, 8/1/2029	1,319,424	1,377,955
6.5%, 11/1/2029	391,140	408,492
7.0%, 9/1/2012	98,243	104,914
7.0%, 2/1/2014	313,215	334,405
7.0%, 1/1/2029	270,171	285,243
7.0%, 3/1/2029	361,566	381,523
7.0%, 5/1/2033 (d)	950,000	1,000,766
8.0%, 5/1/2017	739,651	811,331
8.0%, 12/1/2021	412,948	452,413
8.0%, 12/1/2023	109,454	119,914
8.5%, 1/1/2020	34,374	37,639
8.5%, 8/1/2031	434,518	467,490
Total US Government Agency Pass-Thrus (Cost $41,993,595)		43,229,587

Collateralized Mortgage Obligations 4.4%
Capco America Securitization Corp., Series 1998-D7, 6.26%, 10/15/2030	1,000,000	1,119,816
CS First Boston Mortgage Securities Corp., Series 2002-7, 5.73%, 3/25/2032	330,183	330,068
DLJ Commercial Mortgage Corp., Series 1998-CG1, 6.41%, 6/10/2031	1,000,000	1,120,083
First Union-Lehman Brothers-Bank of America, Series 1998-C2, 6.56%, 11/18/2035	1,020,000	1,154,506
JP Morgan Commercial Mortgage Finance Corp., Series 1997-C5, 7.088%, 9/15/2029	167,990	190,695
Morgan Stanley Dean Witter Capital I, Series 2002-TOP7, 5.98%, 1/15/2039	650,000	716,111
Nomura Asset Securities Corp., Series 1998-D6, 6.59%, 3/15/2030	1,000,000	1,135,430
Residential Asset Securitization Trust, Series 2002-A4, 6.18%, 12/25/2026	1,201,487	1,206,599
Total Collateralized Mortgage Obligations (Cost $6,571,136)		6,973,308

US Agency Obligations 3.9%
Federal Home Loan Mortgage Corp.:
4.875%, 3/15/2007	910,000	986,267
6.25%, 7/15/2004	600,000	637,609
Federal National Mortgage Association:
3.25%, 1/15/2008	1,310,000	1,326,015
4.375%, 3/15/2013	2,330,000	2,337,412
6.0%, 5/15/2011	810,000	921,609
Total US Agency Obligations (Cost $6,111,302)		6,208,912

Government National Mortgage Association 4.7%
Government National Mortgage Association:
5.5%, 4/1/2033 (d)	360,000	369,450
6.0% with various maturities until 4/1/2033 (d)	1,530,354	1,598,132
6.5% with various maturities until 2/15/2033 (d)	3,580,976	3,780,030
8.0% with various maturities until 4/1/2033	1,188,226	1,288,756
8.5% with various maturities until 8/1/2028	153,936	169,278
9.0%, 11/15/2020	117,656	131,414
Total Government National Mortgage Association (Cost $7,103,093)		7,337,060

	Shares	Value ($)

Investments in Affiliated Investment Companies 25.6%
Cash Management Fund Institutional, 1.13% (b) (Cost $40,486,446)	40,486,446	40,486,446

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $186,123,152) (a)	122.8	193,987,275

Wrapper Agreements
Bank of America NA		(3,503,627)
National Westminster Bank PLC		(3,412,803)
Transamerica Life Insurance & Annuity Co.		(3,182,276)
Total Wrapper Agreements (c)	(6.4)	(10,098,706)
Other Assets and Liabilities, Net	(16.4)	(25,869,873)
Net Assets	100.0	158,018,696

(a) The cost for federal income tax purposes was $186,123,152. At March 31, 2003, net unrealized appreciation for all securities based on tax cost was $7,864,123. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,925,921 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $61,798.
(b) Cash Management Fund Institutional, an affiliate, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(c) Each Wrapper Agreement obligates the wrapper provider to maintain the book value of the portion of the Portfolio's assets up to a specified maximum dollar amount, upon the occurrence of certain specified events.
(d) When issued or forward delivery pools included (see Notes to Financial Statements).

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2003 (Unaudited)
Assets
Investment in securities, at value* (cost $186,123,152)	$ 193,987,275
Receivable for investments sold	5,548,414
Interest receivable	1,075,805
Total assets	200,611,494
Liabilities
Payable for investments purchased	8,285,342
Payable for when-issued and forward delivery securities	24,089,130
Wrapper agreements	10,098,706
Accrued advisory fee	9,874
Other accrued expenses and payables	109,746
Total liabilities	42,592,798
Net assets, at value	$ 158,018,696

* Includes investment in Cash Management Fund Institutional of $40,486,446.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2003 (Unaudited)
Investment Income
Interest	$ 3,440,545
Credit rate income	653,860
Dividends from Cash Management Fund Institutional	99,089
Total income	4,193,494
Expenses: Advisory fee	231,293
Wrapper fees	86,591
Administrator service fee	34,637
Auditing	26,922
Legal	8,992
Trustees' fees and expenses	109
Other	9,364
Total expenses, before expense reductions	397,908
Expense reductions	(155,718)
Total expenses, after expense reductions	242,190
Net investment income	3,951,304
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	472,486
Net unrealized appreciation (depreciation) during the period on: Investments	(584,481)
Wrapper agreements	111,995
Net gain (loss) on investment transactions	-
Net increase (decrease) in net assets resulting from operations	$ 3,951,304

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2003 (Unaudited)	Year Ended September 30, 2002
Operations: Net investment income	$ 3,951,304	$ 13,295,566
Net realized gain (loss) on investment transactions	472,486	6,153,335
Net unrealized appreciation (depreciation) on investments during the period	(584,481)	(338,244)
Net unrealized appreciation (depreciation) on wrapper agreements during the period	111,995	(5,815,091)
Net increase (decrease) in net assets resulting from operations	3,951,304	13,295,566
Capital transactions in shares of beneficial interest: Proceeds from capital invested	37,986,736	77,768,963
Value of capital withdrawn	(121,549,079)	(139,335,396)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(83,562,343)	(61,566,433)
Increase (decrease) in net assets	(79,611,039)	(48,270,867)
Net assets at beginning of period	237,629,735	285,900,602
Net assets at end of period	$ 158,018,696	$ 237,629,735

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended September 30,	2003[a]	2002	2001	2000	1999	1998[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	158	238	286	309	341	233
Ratio of expenses before expense reductions (%)	.57*	.54	.54	.49	.50	.54
Ratio of expenses after expense reductions (%)	.35*	.35	.35	.35	.35	.35
Ratio of net investment income (%)	5.70*	5.34	5.65	5.79	5.57	5.80
Portfolio turnover rate (%)	205*	233	249	237	291	428
Total Investment Return (%)[c]	2.91**	5.50	5.82	5.96	5.71	5.96
[a] For the six months ended March 31, 2003 (Unaudited).
[b] For the period October 1, 1997 (commencement of operations) to September 30, 1998.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

PreservationPlus Portfolio ("PreservationPlus Portfolio" or the "Portfolio") is a diversified series of BT Investment Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Portfolio. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management Fund Institutional are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Wrapper Agreements generally will be equal to the difference between the Book Value and Market Value (plus accrued interest on the underlying securities) of the covered assets and will either be reflected as an asset or a liability of the Portfolio. The Portfolio's Board of Trustees, in performing its fair value determination of the Portfolio's Wrapper Agreements, considers the creditworthiness and the ability of Wrapper Providers to pay amounts due under the Wrapper Agreements.

When-Issued/Delayed Delivery Securities. The Portfolio may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is required.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. The credited rate interest is accrued daily and represents the difference between actual interest earned on covered assets under the Portfolio's Wrapper Agreements and the product of the Book Value of the covered assets multiplied by the crediting rate as determined pursuant to the Wrapper Agreements.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses (including Wrapper Agreements) from securities to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the six months ended March 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $147,489,954 and $176,384,508, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.35% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. This fee is not charged on assets invested in affiliated Money Market funds.

For the six months ended March 31, 2003, the Advisor maintained the annualized expenses of the Portfolio at not more than 0.35% of the Portfolio's average daily net assets. Accordingly, for the six months ended March 31, 2003, the Advisor did not impose a portion of its advisory fee pursuant to the Investment Advisory Agreement aggregating $155,718 and the amount imposed aggregated $75,575, which was equivalent to an annualized effective rate of 0.11% of the Portfolio's average net assets.

Administrator Service Fee. ICCC serves as Administrator and receives a fee (the "Administrator Service Fee") of 0.05% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2003, the Administrator Service Fee was $34,637.

Other. The Portfolio may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc. Distributions from Cash Management Fund Institutional to the Portfolio for the six months ended March 31, 2003, totaled $99,089.

Trustees' Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $200 million revolving credit facility with a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.625 percent. During the period the Portfolio had no borrowings on the line of credit.

E. Wrapper Agreements

The Portfolio enters into agreements with insurance companies, banks or other financial institutions that are designed to protect the Portfolio from investment losses and, under most circumstances, permit the Fund to maintain a constant NAV per share. Since there is no market for Wrapper Agreements they are considered illiquid.

A default by the issuer of a portfolio security or a Wrapper Provider on its obligations might result in a decrease in the value of the Portfolio assets. The Wrapper Agreements generally do not protect the Portfolio from loss if an issuer of Portfolio securities defaults on payments of interest or principal.

On October 1, 2002, a shareholder redemption, representing approximately 49% of the Portfolio's net assets, was processed. Concurrently, as a result of Credit Suisse Financial Products' (Credit Suisse) notice of intent to "wind down" its Wrapper Agreement pursuant to the terms therein, the Advisor elected to terminate the Wrapper Agreement between the Portfolio and Credit Suisse. This termination resulted in no payments between the Portfolio and Credit Suisse.

F. Other Information

On January 31, 2003, Deutsche Bank AG completed the sale of its Global Securities Service business to State Street Bank, Inc. The sale included US custody, securities lending and other processing services located in Europe, Asia and the Americas. The Board of Directors of the Portfolio approved changing the Portfolio's custodian to State Street at Board meetings held on February 24, 2003 and March 27, 2003. Deutsche Bank Trust Company Americas (formerly, Bankers Trust Company), an affiliate of the Portfolio's Advisor and Administrator, currently serves as the custodian to the Portfolio. The Portfolio's assets will be transitioned to State Street on or about June 6, 2003.

Investment Products

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central European Equity Fund, Inc.

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Willkie Farr & Gallagher

787 Seventh Avenue New York, NY 10019
Transfer Agent

Scudder Investments Service Company

811 Main Street Kansas City, MO 64105
Custodian

Deutsche Bank Trust Company Americas

100 Plaza One Jersey City, NJ 07311
Independent Auditors

Ernst & Young LLP

Two Commerce Square 2001 Market Street Philadelphia, PA 19103
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1148

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes